EXHIBIT 10.4

                            REVOLVING LINE OF CREDIT

$50,000
                                                             Boca Raton, Florida

                                                       DATED:  November 15, 2004

         FOR VALUE RECEIVED, the undersigned, POP STARZ INC. (the "Borrower"), hereby promises to pay to the order of THE TUCKER FAMILY SPENDTHRIFT TRUST (the "Lender"), all amounts received under this revolving line of credit (the "Credit Line").

         Interest on the outstanding principal balance of this Credit Line shall accrue at the rate of 6% per annum until paid. Interest shall be calculated on a 360-day year with annual compounding.

         All principal and accrued interest due on this Credit Line shall be due upon demand made by the Lender to Borrower and the failure of the Borrower to immediately pay such sums shall be an event of default.

a. The initial funding under this obligation shall be $50,000. Lender may, but shall not be obligated to, advance additional funds pursuant to the same terms and conditions in its sole and absolute discretion

b. Borrower shall provide Lender with written notice of any requests for advances under this Line of Credit and Lender shall have five days following receipt of any notice to fund the request.

c. All future advances shall be subject to the terms and conditions of this Credit Line.

Upon an event of default, the principal amount of this Credit Line shall bear interest, at the rate of ten percent (10%) per annum.

In the event of a default, Borrower hereby waives the necessity for demand or notice, and shall be entitled to all costs of collection, including reasonable attorneys'fees and court costs.

Borrower hereby waives demand, presentment, protest, notice of protest and notice of dishonor of this Line of Credit. The non-exercise by the Lender of any rights hereunder in any particular instance shall not constitute a waiver thereof in that or any other subsequent instance. The Borrower shall not create any class of indebtedness that ranks senior to this Credit Line.

Nothing contained herein shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid hereunder exceeds the maximum rate permitted by such law, such rate shall automatically be reduced to the maximum rate permitted by such law.

The Borrower and any endorsers hereof, for themselves and their respective representatives, successors and assigns expressly (a) waive presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that the Lender may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter

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be held as security for the payment of this Credit Line, or may release any guarantor, or may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

Borrower grants to Lender a security interest in the following property to secure the payment of the entire balance:

All assets of Borrower now owned or hereafter acquired, whether tangible or intangible. Lender shall be entitled without further action of the Borrower to file a U.C.C.-1 to secure Lender's security interest.

Notwithstanding anything else contained herein to the contrary, Lender in his sole and absolute discretion, may reject any cash payments on the Line of Credit and choose to sell the collateral in lieu of payment for the outstanding obligation in which case the collateral shall be transferred to the name of the Lender and Lender shall dispose of the collateral in any way deemed financially reasonable, whether in public or private sales to satisfy the obligation of Borrower. If the sale of the collateral fails to satisfy the outstanding obligation, then in that event Borrower shall remain obligated for any outstanding balance. If the sale of the collateral results in the Lender receiving more than the outstanding balance due Lender under this obligation (inclusive of costs and accrued interest) then the Net Proceeds (defined as gross proceeds less commissions and applicable taxes) received in excess of the amount which would satisfy the obligation shall be returned to Borrower.

Lender is to provide Borrower with weekly accounting and monthly payments (if applicable) in the event of the sale of the collateral.

NOTWITHSTANDING ANY LANGUAGE TO THE CONTRARY, IN THE EVENT OF A DEFAULT, NOTHING
   SHALL PREVENT OR PROHIBIT LENDER FROM IMMEDIATELY PURSUING PAYMENT AND APPLICABLE REMEDIES AGAINST BORROWER IRRESPECTIVE OF ANY COLLATERAL WHICH HAS BEEN PLEDGED.

SECURED CREDITORS. Borrower represents and warrants that it does not have any outstanding security interests in the Collateral and it shall not create or incur any indebtedness or obligation for borrowed money with respect to the Collateral. Borrower represents, warrants and covenants that the Collateral and proceeds are not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for the security interest created by this Credit Line and the security interest shall have a senior (first) position.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees that from the date hereof until payment and performance in full of the obligations hereunder, unless Lender otherwise consents in writing:

   Borrower represents and warrants that there are no actions, suits, investigations or proceedings pending or threatened against or affecting the validity or enforceability of this Credit Line and there are no outstanding orders or judgments of any court or governmental authority or awards of any arbitrator or arbitration board against the Borrower.

DEFAULT. If any of the following events occur (a "default"), Lender may declare the entire Credit Line balance, together with any other amounts that Borrower owes Lender, to be immediately due and payable:

   (a) Borrower fails to pay when due any principal or interest under this Line of Credit;

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   (b) Borrower fails to observe or perform any covenant or agreement set forth in this Line of Credit or in any instrument, document or agreement concerning the Collateral;

   (c) Borrower makes a general assignment for the benefit of his creditors, files or become the subject of a petition in bankruptcy or an arrangement with his creditors;

   (d) Borrower files or becomes the subject of a petition for the appointment of a receiver, custodian, trustee or liquidator of the party or of all or substantially all of his assets under any federal or state bankruptcy or other insolvency law;

   (e) Any judgment is entered against Borrower or any attachment upon or garnishment of any property of Borrower is issued;

   (f) Any representation or statement made herein or any other representation or statement made or furnished to Lender by Borrower or any was materially incorrect or misleading at the time it was made or furnished.

LITIGATION.

   (a) FORUM SELECTION AND CONSENT TO JURISDICTION. Any litigation based on or arising out of, under, or in connection with, this Credit Line shall be brought and maintained exclusively in the state courts of the State of Florida. The parties hereby expressly and irrevocably submit to the jurisdiction of the Palm Beach County Courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Borrower further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Florida. The Borrower hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

   (b) WAIVER OF JURY TRIAL. The Lender and the Borrower hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Lender or the Borrower. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Lender entering into this agreement.

MISCELLANEOUS.

   (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

   (b) Neither this Credit Line nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

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   (c) This Credit Line shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into, and to be performed in, Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns. If any provision of this Credit Line is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

       THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS IN CONNECTION WITH WHICH THIS CREDIT LINE WAS EXECUTED AND DELIVERED AND WHICH ARE CONTEMPLATED BY THE TERMS OF THE AGREEMENT ARE, IN ALL CASES, COMMERCIAL TRANSACTIONS; AND THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL CONSTITUTIONAL RIGHTS IT MAY HAVE AS NOW CONSTITUTED OR HEREAFTER AMENDED, WITH REGARD TO NOTICE, ANY JUDICIAL PROCESS AND ANY AND ALL OTHER RIGHTS IT MAY HAVE, AND THE LENDER MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT OR ITS SUCCESSORS OR ASSIGNS.


       THIS LINE OF CREDIT LINE IS EXECUTED THE DATE SET FORTH ABOVE.


BORROWER

POP STARZ INC.



_______________________________________
BY:   MICHELLE TUCKER, PRESIDENT





LENDER

THE TUCKER FAMILY SPENDTHRIFT TRUST



_________________________________________
BY:


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